Exhibit 10.1

Execution Version
XPLR INFRASTRUCTURE OPERATING PARTNERS, LP
XPLR INFRASTRUCTURE US PARTNERS HOLDINGS, LLC

700 Universe Boulevard
Juno Beach, Florida 33408

THIRD LETTER AMENDMENT AGREEMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT
Dated as of June 13, 2025
Bank of America, N.A.
as Administrative Agent and Collateral Agent,
under the Credit Agreement (as defined below)

Re:    (i) Second Amended and Restated Revolving Credit Agreement, dated as of May 27, 2022, among XPLR Infrastructure US Partners Holdings, LLC, formerly known as NextEra Energy US Partners Holdings, LLC (the “Borrower”), XPLR Infrastructure Operating Partners, LP, formerly known as NextEra Energy Operating Partners, LP, as Guarantor (“XPLR OpCo” and, together with the Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent (the “Agent”) (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and (ii) Second Amended and Restated Security Agreement, dated as of May 27, 2022, by and among XPLR OpCo and the Borrower to Agent for the Secured Parties (as amended, restated, supplemented or modified from time to time, the “Security Agreement”).

To Whom It May Concern:

This Third Letter Amendment Agreement to Credit Agreement and Amendment to Security Agreement (this “Amendment”) confirms that the Loan Parties, Agents and the Lenders have agreed to amend the Credit Agreement and the Security Agreement as hereinafter specified. Any capitalized terms appearing but not otherwise defined in this Amendment shall have the meanings specified for those terms in the Credit Agreement.

A.    Amendments to the Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended to amend the following defined term, which shall read in its entirety as follows:

“Covenant Cash” means, without duplication, (a) internally generated cash and Cash Equivalents distributed by the Project Companies and the Borrower, directly or indirectly, to OpCo or the Borrower, as applicable, in respect of the Equity Interests of the Project Companies and the Borrower owned, directly or indirectly, by OpCo (other than dividends or other distributions that are funded, directly or indirectly, with substantially concurrent cash Investments, or cash Investments that were not used by a

Project Company or the Borrower for capital expenditures or for operational purposes, by OpCo or any of its Subsidiaries in a Project Company or the Borrower), excluding (i) the proceeds of any extraordinary receipts, including cash payments or proceeds received (A) from any Disposition by OpCo or any of its Subsidiaries, (B) under any casualty insurance policy in respect of a covered loss thereunder or (C) as a result of the taking of any assets of OpCo or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking and (ii) any cash that is derived from (A) cash grants and similar items to the Project Companies and the Borrower, (B) any incurrence of Funded Debt by the Project Companies and the Borrower, (C) any issuance of Equity Interests by the Project Companies and the Borrower or (D) any capital contribution to the Project Companies and the Borrower, and (b) cash proceeds of tax or similar credits (including by sale or other transfer of tax credits) generated by the Projects, regardless of the Person to which such proceeds are initially paid, so long as such proceeds are ultimately received (in the relevant Measurement Period) by OpCo or the Borrower, as applicable and do not constitute Excluded Credit Sale Proceeds at the time of determination.

(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following new defined term in proper alphabetical order:

“Excluded Credit Sale Proceeds” shall mean the proceeds of any sale of tax or similar credits (generated by any Project or Projects) that OpCo or the Borrower is required to contribute to, or directly or indirectly transfer to, a Project Company or Project Company HoldCo (or any Subsidiary thereof) or any lender or agent thereof, pursuant to an agreement entered into in connection with Project-Level Indebtedness or Backleverage Indebtedness incurred in respect of Projects directly or indirectly owned, in whole or in part, by such Project Company or Project Company HoldCo. For the avoidance of doubt, no part of any distribution by any Project Company or Project Company HoldCo, directly or indirectly, to OpCo or Borrower, shall be deemed to be Excluded Credit Sale Proceeds.

(c)    Section 6.16 of the Credit Agreement is hereby amended to delete the word “and” at the end of paragraph (h) thereof, insert the following new paragraph (i) thereto, and renumber the existing paragraph (i) as paragraph (j):

(i)    to the extent constituting Investments, (i) agreements by any Loan Party with or for the benefit of a Project Company or Project Company HoldCo or any lender or agent thereof, in connection with Project-Level Indebtedness or Backleverage Indebtedness, to contribute or otherwise transfer Excluded Credit Sale Proceeds to a Project Company or Project Company HoldCo (or any Subsidiary thereof), and (ii) any contributions and transfers of Excluded Credit Sale Proceeds pursuant to such agreements; and
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B.    Amendments to the Security Agreement.

(a)    The last paragraph in Section 1 (Grant of Security) of the Security Agreement is hereby amended in its entirety as follows:

provided, however, that in no event shall the Collateral include all or any portion of either Grantor’s interest in any property consisting of (i) a Person that is a CFC, (ii) any CFC, (iii) a Subsidiary that is held directly or indirectly by a CFC or a Project Company or is to become a Project Company, (iv) a Project Company, or (v) Excluded Credit Sale Proceeds, any tax or similar credit related thereto and all proceeds thereof (all of the foregoing being “Excluded Property”).

C.    Bring-down of Representations. The Borrower hereby certifies that, as of the date hereof, after giving effect to this Amendment, (i) each of the representations and warranties contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects, with the same effect as if made on the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); provided that to the extent that any representation or warranty is qualified by materiality, “Material Adverse Effect” or similar qualifier, it shall be true and correct in all respects; and (ii) there exists no Default.

D.    Effect on Original Terms. Each of the Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Credit Agreement and Security Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

E.    Amendment Effective Date. This Amendment shall become effective as of the date hereof (provided, that each of the Loan Parties, the Agent and the Majority Lenders have executed and delivered this Amendment on or prior to such date. On and after the effectiveness of this Amendment, each reference in the Credit Agreement and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement and Security Agreement, as applicable, as amended by this Amendment. This Amendment shall be deemed to constitute a Loan Document.

F.    Execution and Delivery. This Amendment may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by emailed .pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.
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G.    Headings. The division into sections and other subdivisions of this Amendment and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Amendment. Words in the singular include the plural and vice versa and words in one gender include all genders.

H.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures appear on following pages]

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By signing this Amendment where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Amendment to the Credit Agreement as set forth above.

XPLR INFRASTRUCTURE OPERATING PARTNERS,
LP, formerly known as NextEra Energy Operating Partners,
LP, as Guarantor

By:	XPLR Infrastructure Operating Partners
GP, LLC, its General Partner

By:	ROBERT GORDON
Name: Robert Gordon
Title: Treasurer

XPLR INFRASTRUCTURE US PARTNERS
HOLDINGS, LLC, formerly known as NextEra Energy
US Partners Holdings, LLC, as Borrower

By:	ROBERT GORDON
Name: Robert Gordon
Title: Treasurer

[Signature Page to XPLR Third Letter Amendment Agreement]

BANK OF AMERICA, N.A., as the Agent

By:	DEWAYNE D. ROSSE
Name: DeWayne D. Rosse
Title: Assistant Vice President

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

Bank of Montreal
Type or Print Name of Lender

By:	ALEX WU
Name: Alex Wu
Title: Director

By:
Name:
Title:

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

BARCLAYS BANK PLC

By:	CHARLES GOETZ
Name: Charles Goetz
Title: Vice Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

BNP PARIBAS

By:	FRANCIS DELANEY
Name: Francis Delaney
Title: Managing Director

By:	VICTOR PADILLA
Name: Victor Padilla
Title: Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

Citibank N.A.
Type or Print Name of Lender

By:	AGHA MURTAZA
Name: Agha Murtaza
Title: Managing Director

By:

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a lender

By:	ANDREW SIDFORD
Name: Andrew Sidford
Title: Managing Director

By:	GORDON YIP
Name: Gordon Yip
Title: Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Lender

By:	JONATHAN LEE
Name: Jonathan Lee
Title: Managing Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

Goldman Sachs Bank USA

By:	PRIYANKUSH GOSWAMI
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

HSBC Bank USA, N.A., as a Lender,

By:	JESSICA SMITH
Jessica Smith
Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

JPMORGAN CHASE BANK, N.A.

By:	SANTIAGO GASCON
Name: Santiago Gascon
Title: Vice President

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION

By:	JOHN R. MCCARTHY
Name: John R. McCarthy
Title: Vice President

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

MIZUHO BANK, LTD., as a Lender

By:	EDWARD SACKS
Name: Edward Sacks
Title: Managing Director

[Signature Page to XPLR Third Letter Amendment Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

Signed by:
By:	TAYLOR TRIPUCKA
55DC45B2F7BD40B

Name: Taylor Tripucka
Title: Authorized Signatory

SIGNATURE PAGE:
THIRD LETTER AMENDMENT AGREEMENT TO CREDIT AGREEMENT AND AMENDMENT TO
SECURITY AGREEMENT
XPLR Infrastructure Operating Partners, LP

Consent to the foregoing Amendment:

MUFG Bank, Ltd.

By:	CHRISTOPHER HUDNUT
Name: Christopher Hudnut
Title: Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

Regions Bank

By:	TEDRICK TARVER
Name: Tedrick Tarver
Title: Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

ROYAL BANK OF CANADA

By:	MEG DONNELLY
Name: Meg Donnelly
Title: Authorized Signatory

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

SOCIETE GENERALE

By:	RICHARD BERNAL
Name: Richard Bernal
Title: Managing Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

Sumitomo Mitsui Banking Corporation, as Lender

By:	ALKESH NANAVATY
Name: Alkesh Nanavaty
Title: Executive Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

TRUIST BANK

By:	CATHERINE STRICKLAND
Name: Catherine Strickland
Title: Vice President

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

The Bank of Nova Scotia

By:	DAVID DEWAR
Name: David Dewar
Title: Vice President

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

Wells Fargo Bank, N.A.

By:	SHANNON CUNNINGHAM
Name: Shannon Cunningham
Title: Executive Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Confidential

Consent to the foregoing Amendment:

BANCO SANTANDER, S.A., NEW YORK BRANCH

By:	ANDRES BARBOSA
Name: Andres Barbosa
Title: Managing Director

By:	ZARA KAMAL
Name: Zara Kamal
Title: Executive Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:
CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH

By:	AMIT VASANI
Amit Vasani
Authorized Signatory, Managing Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

Commerzbank AG, New York Branch

By:	CAIO KAC
Name: Caio Kac
Title: Director

By:	JEFF SULLIVAN
Name: Jeff Sullivan
Title: Vice President

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as Lender

By:	JAVIER RICHARD COOK
Name: Javier Richard Cook
Title: Managing Director

By:	JENNIFER FELDMAN FACCIOLA
Name: Jennifer Feldman Facciola
Title: Business Director

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

NATIONAL AUSTRALIA BANK LIMITED, as Lender

By:	BRIAN HAN
Name: Brian Han
Title: Associate Director- Specialized Finance

By:	ANTON GREENHALGH
Name: Anton Greenhalgh
Title: Director- Fund Sponsors Strategic Investors & Alternative Assets

[Signature Page to XPLR Third Letter Amendment Agreement]

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH, as Lender

By:	VIJAY PRASAD
Name: Vijay Prasad
Title: Authorized Signatory

[Signature Page to XPLR Third Letter Amendment Agreement]

Consent to the foregoing Amendment:

DNB Capital LLC
Type or Print Name of Lender

By:	EINAR GULSTAD
Name: Einar Gulstad, SVP
Title:

By:	JULIA MARSHALL
Name: Julia Marshall
Title: First Vice President

[Signature Page to XPLR Third Letter Amendment Agreement]